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                                                                   EXHIBIT 10.58

                  CASUALTY QUOTA SHARE REINSURANCE AGREEMENT


This Agreement is made and entered into by and between SCPIE INDEMNITY COMPANY, AMERICAN HEALTHCARE SPECIALTY INSURANCE COMPANY, AMERICAN HEALTHCARE INDEMNITY COMPANY, for themselves and on behalf of each member and affiliated insurance company of THE SCPIE COMPANIES, Los Angeles, California, that now or in the future underwrites and/or assumes business covered by this Agreement (hereinafter together called the "Company") and the Reinsurer specifically identified on the signature page of this Agreement (hereinafter called the "Reinsurer").

                                   ARTICLE 1
                                   ---------

BUSINESS REINSURED
------------------

This Agreement is to share with the Reinsurer the interests and liabilities of the Company under any Policies classified by the Company as Texas Physicians and Surgeons Professional Liability, underwritten by Poe & Brown, Inc., Tampa, Florida, or by the SCPIE Companies, Los Angeles, California, subject to the terms and conditions herein contained.


                                   ARTICLE 2
                                   ---------

COVER
-----

The Company will cede, and the Reinsurer will accept as reinsurance, an 80% share of all business reinsured hereunder. Maximum cession to this Agreement will not exceed $800,000, being 80% of $1,000,000, plus the Reinsurer's pro rata share of loss expense.

In the event a loss involves more than one of the Company's Policies, this Agreement shall provide coverage for each and every Policy in such loss.

The Company will retain 20% of all business net and unreinsured.


                                   ARTICLE 3
                                   ---------

COMMENCEMENT AND TERMINATION
----------------------------

This Agreement shall become effective at 12:01 a.m., Pacific Standard Time, January 1, 1999, and shall remain in full force through 12:01 a.m., Pacific Standard Time, January 1, 2002, and continuous thereafter until terminated as provided in the following paragraph.

Either the Company or the Reinsurer shall have the right to terminate this Agreement as of 12:01 a.m., Pacific Standard Time, at any January 1, after January 1, 2002, by giving 90 days' prior notice in writing via either Certified or Registered Mail, return receipt requested.

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For purposes of this Agreement, any extended reporting endorsements or additional discovery period attaching to a Policy covered hereunder shall be considered as part of the original Policy period of said Policy; however, in no event thereunder shall the Reinsurer's liability extend longer than five years from the final day of the original Policy period of such Policy. Any losses under the extended reporting period endorsement or the discovery period provisions of the Company's Policies shall be deemed to have been reported or discovered on the final day of the original Policy period, to which said endorsement or coverage was endorsed. The Reinsurer shall receive its share of any premium applicable to said extended reporting endorsement or discovery period coverage, which shall be considered fully earned by the Reinsurer on the last day the original Policy was in force. Further, in conformance with state regulations, the obligations of the Reinsurer shall extend to the reinstatement of any aggregate limits as may be afforded by any extended reporting endorsement or discovery period option.

In the event of termination of this Agreement, the Reinsurer will continue to cover all Policies coming within the scope of this Agreement, including those written or renewed during the period of notice, until the natural expiration or anniversary of such Policies, whichever occurs first, but in no event longer than 12 months, plus odd time, not to exceed 18 months in all, from the date of termination.

Upon termination, the Company, at its option, may elect to terminate the Reinsurer's liability for all losses occurring subsequent to termination. Upon such termination, the Reinsurer will return to the Company a portfolio representing the unearned premium reserve under this Agreement.


                                   ARTICLE 4
                                   ---------

TERRITORY
---------

This Agreement applies to the territory as provided in the Company's Policies reinsured hereunder.


                                   ARTICLE 5
                                   ---------

EXCLUSIONS
----------

This Agreement does not cover:

1.   Business excluded by the attached Nuclear Incident Exclusion Clauses:

     a. Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A., No. 08-31.1.

     b. Nuclear Incident Exclusion Clause - Liability - Reinsurance - Canada, No. 08-32.1.

2. Liability of the Company arising by contract, operation of law or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer or its successors or assigns which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

3.   Pools, associations and syndicates.

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                                   ARTICLE 6
                                   ---------

ACCOUNTS AND REMITTANCES
------------------------

A. Within 60 days following the end of each quarter, the Company will render a net account to the Reinsurer, segregated by Underwriting Year showing:

     1. Net written premium accounted for during the quarter as respects Policy Limits up to $1,000,000; less,

     2.   The ceding commission as provided for in this Agreement; less,

     3. Loss and loss expense paid on losses ascribed to the Underwriting Year; plus,
          Subrogation, salvage, or other recoveries on losses accounted for during the quarter, ascribed to the Underwriting Year.

     Within 90 days following the end of the quarter the debtor party will remit to the creditor party and balance due.

     This account will include a breakdown of business written by class, as well as a notation advising of the outstanding loss and loss expense reserve and the unearned premium reserve at the end of the period, segregated by Underwriting Year, and any special report as provided for in the LOSS AND LOSS EXPENSE ARTICLE.

B. Within 60 days after the end of each calendar quarter, the Company shall report to the Reinsurer:

     1.   A claims bordereau listing the following for all lines of business:

          a)   Name of Insured
          b)   Line of Business
          c)   Date of Occurrence
          d)   Date Claim Made/Loss Discovered
          e)   Claimant Name
          f)   Indemnity:  Paid and Reserved
          g)   Expense:  Paid and Reserved


C. Within 30 days following the end of each annual accounting period, the Company shall furnish to the Reinsurer any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.


                                   ARTICLE 7
                                   ---------

CEDING COMMISSION
-----------------

The Reinsurer will allow the Company a ceding commission of 30% of the written premiums ceded hereunder. Return commission shall be allowed on return premiums at the same rate.

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                                   ARTICLE 8
                                   ---------

DEFINITIONS
-----------

A. The term "Policy" as used in this Agreement shall mean any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company.

B. The term "Underwriting Year" as used in this Agreement shall mean those Policies with an inception, renewal or anniversary date during each 12-month period commencing with each January 1, and all premium attributable to, and all loss arising out of such Policies from such inception, renewal or anniversary date until expiration, cancellation, or next anniversary, whichever occurs first, will be ascribed to the Underwriting Year.


                                   ARTICLE 9
                                   ---------

ORIGINAL CONDITIONS
-------------------

All insurance's falling under this Agreement shall be subject to the same terms, rates, conditions and waivers, and to the same modifications, alterations and cancellations as the respective Policies of the Company (except that in the event of the insolvency of the Company the provisions of the INSOLVENCY ARTICLE of this Agreement shall apply) and the Reinsurer shall be credited with its exact proportion of the original gross premiums received by the Company.


                                   ARTICLE 10
                                   ----------

CURRENCY
--------

The currency to be used for all purposes of this Agreement shall be United States of America currency.


                                  ARTICLE 11
                                  ----------

LOSS AND UNEARNED PREMIUM RESERVE FUNDING
-----------------------------------------

With respect to loss and unearned premium reserves, funding will be in accordance with the attached Loss and Unearned Premium Reserve Funding Clause No. 13-04.


                                  ARTICLE 12
                                  ----------

TAXES
-----

The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.

Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's, London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

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The Reinsurer has agreed to allow for the purpose of paying the Federal Excise
Tax 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurer will deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.


                                  ARTICLE 13
                                  ----------

LOSS AND LOSS EXPENSE
---------------------

Any loss settlement made by the Company, whether under strict Policy conditions or by way of compromise, shall be unconditionally binding upon the Reinsurer in proportion to its participation, and the Reinsurer shall benefit proportionally in all salvages and recoveries.

The Reinsurer shall bear its proportionate share of all expenses incurred by the Company in the investigation, adjustment, appraisal or defense of all claims under Policies reinsured hereunder (including claim-specific declaratory judgment expenses but excluding office expenses and salaries of officials of the Company) and shall receive its proportionate share of any recoveries of such expenses.

The Reinsurer's share of losses, loss expenses and loss recoveries shall be carried into the quarterly account for which provision is herein made.
Provided, however, that when, as a result of any one loss the anticipated amount recoverable under this Agreement exceeds $50,000 the Company will advise the Reinsurer by separate report, continuing to keep the Reinsurer advised as the loss progresses. Should the ultimate disposition of the loss involve this Agreement for an amount in excess of $250,000 the Company shall have the option of requiring a special payment. The Reinsurer will, upon demand, remit its proportion forthwith upon receipt of proof of loss. Should a special payment be demanded, a notation should appear on the next account in accordance with the ACCOUNTS AND REMITTANCES ARTICLE.


                                  ARTICLE 14
                                  ----------

EXCESS OF POLICY LIMITS
-----------------------

In the event the loss includes an amount in excess of the Company's Policy limit, 100% of such amount in excess of the Company's Policy limit shall be added to the amount of the Company's Policy limit, and the sum thereof shall be covered hereunder, subject to the Reinsurer's limit of liability appearing in the COVER ARTICLE of this Agreement.

However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

For the purpose of this Article, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

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                                  ARTICLE 15
                                  ----------

EXTRA CONTRACTUAL OBLIGATIONS
-----------------------------

This Agreement shall protect the Company, subject to the Reinsurer's limit of liability appearing in the COVER ARTICLE of this Agreement, where the loss includes any Extra Contractual Obligations for 100% of such Extra Contractual Obligations. "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss.

However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.


                                  ARTICLE 16
                                  ----------

DELAY, OMISSION OR ERROR
------------------------

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.


                                  ARTICLE 17
                                  ----------

INSPECTION
----------

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.


                                  ARTICLE 18
                                  ----------

AMENDMENTS
----------

This Agreement may be altered or amended in any of its terms and conditions by mutual consent of the Company and the Reinsurer by an endorsement hereto. Such endorsement will then constitute a part of this Agreement.

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                                  ARTICLE 19
                                  ----------

SPECIAL ACCEPTANCE
------------------

The Company may submit to the Reinsurer, for special acceptance hereunder, business not covered by this Agreement. If said business is accepted by the Reinsurer, it shall be subject to all terms and conditions of this Agreement, except as modified by the special acceptance.


                                  ARTICLE 20
                                  ----------

ARBITRATION
-----------

Any irreconcilable dispute between the parties to this Agreement will be arbitrated in Los Angeles, California, in accordance with the attached Arbitration Clause No. 22-1.1.


                                  ARTICLE 21
                                  ----------

CHOICE OF LAW
-------------

This Agreement, including all matters relating to formation, validity and performance thereof, shall be interpreted in accordance with the law of the State of California.

                                  ARTICLE 22
                                  ----------

INTER-COMPANY POOLING
---------------------

It is understood and agreed that the Company has entered into The SCPIE COMPANIES Reinsurance Pooling Agreement whereby it assumes 100% of the liability of the other participants in The SCPIE COMPANIES Reinsurance Pooling Agreement. This Agreement protects such assumed liability and attaches prior to redistribution, if any, within the participating companies. Such redistribution shall be disregarded for all purposes of this present Agreement. For all purposes of this present Agreement, other member companies of The SCPIE COMPANIES Reinsurance Pooling Agreement are: SCPIE INDEMNITY COMPANY, AMERICAN HEALTHCARE SPECIALTY INSURANCE COMPANY, AMERICAN HEALTHCARE INDEMNITY COMPANY.

It is further agreed that notice will be given to the Reinsurer within 45 (forty-five) days of the acquisition of a company, not previously a participant in either of the above referenced, having in force business that the Company wishes to have covered by this Agreement. In the event that either party hereto maintains that the inclusion hereunder of some portion of the in force business of any such new acquisition calls for alteration in the existing terms of this Agreement, and the parties are unable to negotiate terms that are mutually acceptable, such in force business shall be covered for an additional period of 45 days from the date the dissenting party gives to the other written notice that said portion of the newly acquired in force business is unacceptable.


                                  ARTICLE 23
                                  ----------

SERVICE OF SUIT
---------------

The attached Service of Suit Clause No. 20-03.6 - California will apply to this Agreement.

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                                  ARTICLE 24
                                  ----------

INSOLVENCY
----------

In the event of the insolvency of the Company, the attached Insolvency Clause No. 21-05.2 - 8/93 will apply.

In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.



                                  ARTICLE 25
                                  ----------

INTERMEDIARY
------------

Sedgwick Re, Inc. is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications, including notices, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements relating thereto shall be transmitted to the Reinsurer or the Company through Sedgwick Re, Inc., 1501 Fourth Avenue, Suite 1400, Seattle, Washington 98101. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

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                                  ARTICLE 26
                                  ----------

PARTICIPATION:  CASUALTY QUOTA SHARE REINSURANCE AGREEMENT
-------------
                EFFECTIVE:  January 1, 1999

This Agreement obligates the Reinsurer for _______% of the interests and liabilities set forth under this Agreement.

The participation of the Reinsurer in the interests and liabilities of this Agreement shall be separate and apart from the participation's of other reinsurers and shall not be joint with those of other reinsurers, and the Reinsurer shall in no event participate in the interests and liabilities of other reinsurers.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Agreement as of the following dates:


                            PARTICIPATING REINSURERS
     ------------------------------------------------------------------------
     Kemper Reinsurance Company                                      10.00%
     PMA Reinsurance Corporation                                     15.00%
     Reliance Reinsurance Corporation
       Reliance Insurance Company                                    50.00%
     Toa-Re Insurance Company of America                             10.00%
                                                                     -----

     TOTAL:                                                          85.00%


Upon completion of Reinsurers' signing, fully executed signature pages will be forwarded to you for the completion of your file.

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and in Los Angeles, California, this               day of             , 2000.


                        SCPIE INDEMNITY COMPANY,
                        AMERICAN HEALTHCARE SPECIALTY INSURANCE COMPANY, AMERICAN HEALTHCARE INDEMNITY COMPANY, for themselves and on behalf of each member and affiliated insurance company of
                        THE SCPIE COMPANIES


                        By_________________________________________
                                         (signature)

                        ___________________________________________
                                         (name)

                        ___________________________________________
                                         (title)



                  CASUALTY QUOTA SHARE REINSURANCE AGREEMENT

                                   issued to

                            SCPIE INDEMNITY COMPANY
                AMERICAN HEALTHCARE SPECIALTY INSURANCE COMPANY
                     AMERICAN HEALTHCARE INDEMNITY COMPANY

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